UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

ELME COMMUNITIES

(Exact name of registrant as specified in charter)

Maryland	001-06622	53-0261100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (202) 774-3200

WASHINGTON REAL ESTATE INVESTMENT TRUST

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Beneficial Interest	WRE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2022, Washington Real Estate Investment Trust (the “Company”), filed Articles of Amendment to its Articles of Amendment and Restatement, as amended (the “Articles of Amendment”) with the State Department of Assessments and Taxation of Maryland to change its name to “Elme Communities.” The Articles of Amendment became effective as of 12:01 a.m. Eastern Time on October 17, 2022. In addition, the Company amended its Amended and Restated Bylaws, as amended (the “Amended and Restated Bylaws”), effective October 17, 2022, solely to reflect the name change.

In connection with the name change, the Company intends to change its trading symbol on the New York Stock Exchange for the Company’s shares of beneficial interest, $0.01 par value per share, from “WRE” to “ELME”. The trading symbol change is expected to take place on October 20, 2022.

The foregoing description of the Articles of Amendment and Amended and Restated Bylaws is a summary only, does not purport to be complete and is subject to, and qualified in its entirety by, the Articles of Amendment and Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 7.01.	Regulation FD.

On October 17, 2022, the Company issued a press release announcing its legal name change and corporate rebranding. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Amendment and Restatement, effective as of October 17, 2022

3.2	Amended and Restated Bylaws of Washington Real Estate Investment Trust, as amended

3.3	Redline of Amended and Restated Bylaws of Washington Real Estate Investment Trust, as amended

99.1	Press release issued October 17, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELME COMMUNITIES
(Registrant)

By:	/s/ W. Drew Hammond
(Signature)
W. Drew Hammond
Vice President and Chief Accounting Officer

October 17, 2022

(Date)